UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 17, 2003

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-12175

75-2662240

(State or other jurisdiction of incorporation)

(Commission File No.)

(IRS Employer Identification No.)

3150 Sabre Drive Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.

(Former name or former address, if changed since last report.)

Item 9.           Regulation FD Disclosure.

On July 17, 2003, the Company issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the quarter ended June 30, 2003 and providing an outlook for third quarter and full-year 2003 financial performance (the “Earnings Release”).

Item 12.         Results of Operations and Financial Condition.

The information under this caption is being furnished by the Company under Item 12 of Form 8-K and is being submitted under Item 9 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

The Earnings Release reports the financial results of the Company for the quarter ended June 30, 2003.  In the Earnings Release, the Company utilized the non-GAAP financial measures discussed below.  A reconciliation of the non-GAAP financial measures discussed below to the comparable GAAP financial measures is contained in the attached Earnings Release.

Non-GAAP Financial Measures

The Earnings Release contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing the Company’s operating results in a manner that is focused on the Company’s ongoing operations.  The Company’s management uses these non-GAAP measures for the same purpose.  The Company has provided definitions below for the non-GAAP financial measures utilized in the Earnings Release, together an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors.

ADJUSTED EBITDA

The Company defines Adjusted EBITDA as net income (loss) from continuing operations before interest income and expense, income taxes, depreciation and amortization and other income (expense), net.  In prior periods, the Company referred to Adjusted EBITDA as EBITDA.  Because this measure includes other income (expense), net, the company now calls this measure Adjusted EBITDA.  The Company’s management uses Adjusted EBITDA as a supplemental measure in the evaluation of the Company’s business.  The Company’s management believes that Adjusted EBITDA provides a meaningful measure of the Company’s ability to meet its future debt service, capital expenditures and working capital requirements. Adjusted EBITDA is not a financial measure under GAAP.  Accordingly, it should not be considered in isolation or as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP.  When evaluating Adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted EBITDA, (ii) whether Adjusted EBITDA has remained at positive levels historically and (iii) how Adjusted EBITDA compares to levels of interest expense. The Company provides a reconciliation of adjusted EBITDA to GAAP Net Earnings.  Because Adjusted EBITDA excludes some, but not all, items that affect net income and may vary among companies, the Adjusted EBITDA presented by the Company may not be comparable to similarly titled measures of other companies.  Although the Company believes that Adjusted EBITDA may provide additional information with respect to the Company’s ability to meet its future debt service, capital expenditures and working capital requirements, the Company’s functional or legal requirements may require us to utilize available funds for other purposes.

NET EARNINGS, EXCLUDING SPECIAL ITEMS (ADJUSTED NET EARNINGS)

This measure consists of GAAP Net Earnings, less the special items itemized in the related reconciliation. Special items typically include stock compensation and amortization of intangible assets, less taxes and minority interests.  Management of the Company uses this information in evaluating the results of the continuing operations of the Company and believes that this information provides investors with better insight into the period over period financial performance of the Company. The Company provides a reconciliation of Adjusted Net Earnings to GAAP Net Earnings.

DILUTED EARNINGS PER SHARE (EPS), EXCLUDING SPECIAL ITEMS AND ONE-TIME CHARGES AND GAINS

This non-GAAP financial measure is defined as the portion of the Company’s GAAP Net Earnings assigned to each share of stock, excluding the special items and one-time charges and gains described by the Company as explained in the paragraph above. The Company’s management uses this information in evaluating the results of the continuing operations of the Company and believes that this information provides investors with better insight into the period over period financial performance of the Company. The Company provides a reconciliation of Adjusted Net Earnings to GAAP Net Earnings and provides a diluted share count so that investors have full insight into how this measure is determined.

FREE CASH FLOW

The Company calculates free cash flow as the sum of net earnings and depreciation and amortization expense, less other income (expense), net, and additions to property and equipment. Management of the Company believes that free cash flow is a useful indicator in evaluating the overall financial performance of the Company and its ability to repay debt or make future investments. Free cash flow may not be comparable to other similarly titled measures of other companies, and should not be considered in isolation or as a substitute for net income, operating cash flow or any other financial measure prepared in accordance with GAAP. The Company provides a reconciliation of Free Cash Flow to GAAP Net Cash provided by (used in) operations.

REVENUE, EXCLUDING ANY SPECIAL ITEMS

This measure consists of the GAAP revenue, less any gains or losses itemized in the related reconciliation. Management of the Company believes that excluding certain unusual gains or losses in revenue is meaningful to investors because the revenue, as adjusted, provides a measure of the cash-generating nature of the Company’s ongoing business (or, as applicable, the business of one of the Company’s business segments) by removing any items that do not represent the ongoing costs or benefits of doing business. The Company’s management uses this revenue measure for this same purpose. The Company provides a reconciliation of this measure to GAAP Revenue.

ADJUSTED OPERATING INCOME

This measure consists of GAAP Operating Income for the quarter, less the special items itemized in the related reconciliation. Management of the Company uses this information in evaluating the results of the continuing operations of the Company (or, as applicable, the results of the continuing operations of one of the Company’s business segments) and believes that this information provides investors with better insight into the period over period financial performance of the Company. The Company provides a reconciliation of Adjusted Operating Income to GAAP Operating Income.

ADJUSTED DEPRECIATION AND AMORTIZATION

The Company calculates this measure as GAAP depreciation and amortization adjusted for intangibles amortization related to acquisition activity.  This measure is provided because the Company’s management uses this information in evaluating the results of the continuing operations of the Company and believes that this information provides investors with better insight into the period over period financial performance of the Company.  The Company provides a reconciliation of this measure to GAAP depreciation and amortization.

ADJUSTED OPERATING EXPENSES

The Company calculates this measure as GAAP Operating Expenses adjusted for amortization of intangibles, stock compensation and transaction fees from merger and acquisition activity, as well as a reversal of a restructuring charge from a prior period.  This measure is provided because the Company’s management uses this information in evaluating the results of the operations of the Company and believes that this information provides investors with better insight into the period over period financial performance of the Company. The Company provides a reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses.

ADJUSTED OPERATING MARGIN

This measure consists of GAAP Operating Margin for the quarter, less the special items itemized in the related reconciliation, divided by revenue.  Management of the Company uses this information in evaluating the results of the continuing operations of the Company (or as applicable, the results of continuing operations of one of the Company’s business segments) and believes that this information provides investors with better insight into the period over period financial performance of the Company. The Company provides a reconciliation of Adjusted Operating Margin to GAAP Operating Margin.

Exhibit(s)

Exhibit	Description
99.1	News release reporting Second Quarter, 2003 Financial Results, issued by Sabre Holdings Corporation on July 17, 2003.

All of the information furnished in Items 9 and 12 of this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report and the exhibit hereto which are not purely historical facts, including statements about forecasted financial projections or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to the Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the computer reservation system rules proposed by the Department of Transportation; the Company’s revenues being highly dependent on the travel and transportation industries; airlines limiting their participation in travel marketing and distribution services; or structural changes within the travel industry, such as the financial instability or bankruptcy of many of the air carriers.  The Company may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of our most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

	By:	/s/ James F. Brashear
	Name:	James F. Brashear
	Title:	Corporate Secretary
Date: July 17, 2003

EXHIBIT INDEX

Exhibit 99.1:                                 News release reporting Second Quarter, 2003 Financial Results, issued by Sabre Holdings Corporation on July 17, 2003.